UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                                    811- 5074

Dreyfus BASIC U.S. Mortgage Securities Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000
Date of fiscal year end:	12/31
Date of reporting period:	12/31/09

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
13	Statement of Financial Futures
13	Statement of Options Written
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Important Tax Information
32	Information About the Review and Approval of the Fund’s Management Agreement
37	Board Members Information
39	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus BASIC
U.S. Mortgage Securities Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present to you this annual report for Dreyfus BASIC U.S. Mortgage Securities Fund, covering the 12-month period from January 1, 2009, through December 31, 2009.

The U.S. and global bond markets ended 2009 with healthy annual gains among higher yielding market sectors, but U.S.Treasury securities and other sovereign bonds from developed nations gave back a portion of their previous gains.The bond market’s advance was driven partly by government intervention and partly by improving investor sentiment as the global economy staged a gradual, but sustained, recovery from a severe recession and banking crisis. After four consecutive quarters of contraction, the U.S. economy returned to growth during the third quarter of 2009, buoyed by greater manufacturing activity to replenish depleted inventories and satisfy export demand.The slumping housing market also showed signs of renewed life later in the year when home sales and prices rebounded modestly. However, economic headwinds remain, including a high unemployment rate and the prospect of anemic consumer spending.

As 2010 begins, our Chief Economist, as well as many securities analysts and portfolio managers have continued to find opportunities and survey potential challenges across the various fixed-income markets, both domestic and international. While no one can predict the future, we believe that the 2010 investment environment will likely require a broader range of investment considerations relative to last year.As always, your financial adviser can help you determine the mix of investments that may be best suited to helping you achieve your goals at a level of risk that is comfortable for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2009, through December 31, 2009, as provided by Robert Bayston, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2009, Dreyfus BASIC U.S. Mortgage Securities Fund achieved a total return of 6.58%.1 In comparison, the fund’s benchmark, the Barclays Capital GNMA Index (the “Index”), achieved a total return of 5.37% for the same period.2 In the wake of a tumultuous time in the market’s history,mortgage-backed securities generally responded favorably during 2009 to low-but-stable interest rates,improved conditions in the credit markets and U.S.economy, and a government purchasing program designed to boost market liquid-ity.The fund’s return was higher than that of its benchmark, mainly due to our emphasis on lower-coupon mortgages that were the focus of the government purchasing program.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of capital appreciation and current income. The fund invests primarily in Government National Mortgage Association (“Ginnie Mae” or “GNMA”) securities. The fund may also invest in other government agency securities, such as Fannie Maes, as well as U.S. Treasury securities, asset-backed securities and other privately issued mortgage-backed securities.

Credit Markets Stabilized After Near Meltdown

2009 began in the wake of steep fixed-income market declines stemming from a global financial crisis that sent the world’s banking system to the brink of collapse. The financial crisis exacerbated a global economic slowdown, producing the longest and deepest recession since the 1930s.

The world’s government and monetary authorities responded aggressively to deteriorating economic and market conditions. In the United States, remedial measures included a reduction of the overnight federal funds rate to the unprecedented low range of between 0% and 0.25%. In an attempt to provide liquidity to a nearly frozen mortgage market, the Federal Reserve Board (the “Fed”) and U.S. Department of the Treasury also launched massive purchasing programs for mortgage-backed securities, including those from Ginnie Mae, Fannie Mae and Freddie Mac.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

These measures seemed to gain traction in March, when signs of stabilization in the credit markets began to appear. As a result, financial markets began a sustained rally that was led by lower-quality investments, including high yield bonds and lower-rated residential mortgages. Conversely, traditional safe havens such as U.S.Treasury securities and, to a lesser extent, U.S. government agency debentures gave back a portion of their previous gains. Although mortgage-backed securities issued by those agencies typically would have responded like other U.S. government agency securities, their prices were supported by the government purchasing program, causing yield differences between U.S. government agency mortgage-backed securities and U.S.Treasury securities to narrow substantially.

As the reporting period progressed, the Fed held short-term interest rates at historically low levels. Under other circumstances, lower rates on new mortgages might have increased prepayment rates of seasoned mortgage-backed securities. However, because banks tightened their lending standards during the downturn, prepayment rates remained relatively low, further supporting prices of mortgage-backed securities throughout the year.

Security Selection Strategy Bolstered Returns

We had adopted a defensive investment posture at the start of the year, focusing on lower-coupon mortgages that we believed would hold up relatively well when credit concerns intensified.This positioning served the fund well, as the government purchasing program primarily targeted lower-coupon mortgages. As yield spreads narrowed on lower-coupon mortgages, we shifted the fund’s focus to incrementally higher coupons. The government’s purchasing program did so as well, benefiting the fund’s performance.

In addition, the fund received positive performance contributions from investments outside of the U.S. government agency securities market. Although we had reduced the fund’s exposure to non-agency residential and commercial mortgages, the fund’s modest positions in these out-of-benchmark holdings were bolstered by the Term Assets Lending Facility (TALF) and other liquidity programs.As non-agency mortgages rallied, we reduced the fund’s exposure to them.

The fund also benefited during the reporting period from its use of certain option strategies. Sales of short-dated puts and calls helped the fund capture the benefits of diminishing market volatility. We also employed futures contracts to set the fund’s average duration and yield-curve positions.

The fund’s interest-rate strategies, however, detracted modestly from relative performance, largely driven by a sharp move lower in rates in March, during which time the fund’s portfolio maintained a modest short duration position relative to its benchmark.

After the Rally, a More Cautious Investment Posture

As of the reporting period’s end, we expect the pace of the economic recovery to be limited by reluctant spending among consumers, many of whom are unemployed and have suffered significant wealth deterioration.The Fed has indicated that it does not see an acceleration of inflation as an imminent threat, and it intends to keep short-term interest rates near historically low levels for some time.

Given this backdrop, we believe that much of the rally in riskier assets is behind us. In addition, we expect the Fed to phase out its mortgage purchasing program in 2010, which could produce bouts of heightened volatility for mortgage-backed securities.Therefore, we have established underweight exposure to mortgage-backed securities, and we have increased the fund’s holdings of U.S. Treasury securities until we see evidence that private investors are replacing current demand from government purchase programs.

January 15, 2010

The fund may, but is not required to, use derivative instruments, such as options, futures and options on futures, forward contracts and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Performance figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in which shareholders would be given at least 90 days’ notice if this agreement was to be terminated or modified. Had these expenses not been absorbed, the fund’s return would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital GNMA Index is an unmanaged, total return performance benchmark for the GNMA market consisting of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.The Index is not
subject to fees and expenses to which the fund is subject.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus BASIC U.S. Mortgage Securities Fund on
12/31/99 to a $10,000 investment made in the Barclays Capital GNMA Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is an unmanaged, unhedged total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed-
rate GNMA securities backed by mortgage pools of the Government National Mortgage Association.All issues have at least one year to maturity and an outstanding par value of at least $100 million. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC U.S. Mortgage Securities Fund from July 1, 2009 to December 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2009

Expenses paid per $1,000†	$ 3.18
Ending value (after expenses)	$1,036.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2009

Expenses paid per $1,000†	$ 3.16
Ending value (after expenses)	$1,022.08

† Expenses are equal to the fund’s annualized expense ratio of .62%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS
December 31, 2009

	Coupon	Maturity	Principal
Bonds and Notes—102.0%	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./
Auto Receivables—2.1%
BMW Vehicle Lease Trust,
Ser. 2009-1, Cl. A1	0.79	6/15/10	395		395
Capital Auto Receivables Asset
Trust, Ser. 2008-2, Cl. A2A	3.74	3/15/11	90,435		90,799
Capital Auto Receivables Asset
Trust, Ser. 2006-2, Cl. A3A	4.98	5/15/11	99,130		100,211
Capital Auto Receivables Asset
Trust, Ser. 2007-1, Cl. A3A	5.00	4/15/11	71,910		72,520
Capital One Prime Auto
Receivables Trust,
Ser. 2007-1, Cl. A3	5.47	6/15/11	26,059		26,149
Carmax Auto Owner Trust,
Ser. 2007-1, Cl. A3	5.24	7/15/11	48,772		49,124
Daimler Chrysler Auto Trust,
Ser. 2008-B, Cl. A2B	1.16	7/8/11	117,709	[a]	117,838
Daimler Chrysler Auto Trust,
Ser. 2006-D, Cl. A3	4.98	2/8/11	36,174		36,223
Ford Credit Auto Owner Trust,
Ser. 2008-C, Cl. A2B	1.13	1/15/11	104,762	[a]	104,822
Ford Credit Auto Owner Trust,
Ser. 2008-C, Cl. A2A	3.72	1/15/11	67,347		67,531
Harley-Davidson Motorcycle Trust,
Ser. 2009-2, Cl. A1	0.72	7/15/10	112,740		112,782
Honda Auto Receivables Owner
Trust, Ser. 2009-3, Cl. A1	0.75	7/15/10	132,638		132,729
Honda Auto Receivables Owner
Trust, Ser. 2009-2, Cl. A1	1.32	5/17/10	34,530		34,544
Honda Auto Receivables Owner
Trust, Ser. 2007-1, Cl. A3	5.10	3/18/11	155,794		156,936
Honda Auto Receivables Owner
Trust, Ser. 2007-2, Cl. A3	5.46	5/23/11	63,442		64,132
Hyundai Auto Receivables Trust,
Ser. 2006-B, Cl. A3	5.11	4/15/11	5,731		5,760
Nissan Auto Lease Trust,
Ser. 2009-A, Cl. A1	1.04	6/15/10	65,582		65,631
Nissan Auto Receivables Owner
Trust, Ser. 2006-B, Cl. A4	5.22	11/15/11	123,162		124,170
USAA Auto Owner Trust,
Ser. 2006-1, Cl. A4	5.04	12/15/11	198,714		200,334

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./
Auto Receivables (continued)
USAA Auto Owner Trust,
Ser. 2007-1, Cl. A3	5.43	10/17/11	135,973		137,438
Volkswagen Auto Loan Enhanced
Trust, Ser. 2008-1, Cl. A2	3.71	4/20/11	62,334		62,442
					1,762,510
Asset-Backed Ctfs./Credit Cards—.8%
Capital One Prime Auto Receivables
Trust, Ser. 2007-2, Cl. A3	4.89	1/15/12	666,422		675,550
Asset-Backed Ctfs./
Home Equity Loans—.5%
Citicorp Residential Mortgage
Securities, Ser. 2007-2, Cl. A1A	5.98	6/25/37	76,209	[a]	75,772
Countrywide Asset-Backed
Certificates, Ser. 2007-4, Cl. M5	6.92	9/25/37	125,000		19,272
Equivantage Home Equity Loan
Trust, Ser. 1996-2, Cl. A4	8.05	6/25/27	285,977		250,128
JP Morgan Mortgage Acquisition,
Ser. 2007-CH1, Cl. MF2	5.84	10/25/36	312,300	[a]	76,736
					421,908
Commercial Mortgage
Pass-Through Ctfs.—.5%
Bayview Commercial Asset Trust,
Ser. 2006-SP2, Cl. A	0.51	1/25/37	325,981	[a,b]	174,217
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP, Cl. F	0.71	3/6/20	325,000	[a,b]	274,980
					449,197
Residential Mortgage
Pass-Through Ctfs.—1.1%
Countrywide Home Loan Mortgage
Pass-Through Trust,
Ser. 2002-19, Cl. B1	5.98	11/25/32	348,836	[a]	260,146
GMAC Mortgage Corp. Loan Trust,
Ser. 2004-J1, Cl. M3	5.50	4/25/34	684,509		246,404
GSR Mortgage Loan Trust,
Ser. 2004-12, Cl. 2A2	3.55	12/25/34	218,674	[a]	162,476
JP Morgan Mortgage Trust,
Ser. 2007-A1, Cl. 3A1	5.00	7/25/35	314,545	[a]	256,894
					925,920

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Agencies/Mortgage-Backed—93.1%
Federal Home Loan Mortgage Corp.:
4.00%, 5/1/10	493,517 [c]	498,213
4.50%, 6/1/39	727,589 [c]	726,755
5.00%, 9/1/35—12/1/35	712,123 [c]	731,743
5.50%, 3/1/38—10/1/38	2,780,076 [c]	2,915,861
Ser. 2931, Cl. DA, 4.00%, 7/15/14	33,881 [c]	33,878
6.00%, 5/15/18	26,945 [c]	26,979
Stripped Security, Interest Only Class,
Ser. 1987, Cl. PI, 7.00%, 9/15/12	9,000 [c,d]	547
Federal National Mortgage Association:
4.50%	2,025,000 [c,e]	2,021,837
6.50%	3,970,000 [c,e]	4,252,243
4.50%, 3/1/39	732,237 [c]	731,929
5.00%, 1/1/18—11/1/39	2,538,880 [c]	2,614,018
5.50%, 11/1/38—9/1/39	3,245,656 [c]	3,401,353
6.00%, 4/1/35	479,082 [c]	509,849
Pass-through Ctfs., Ser. 2005-63,
Cl. PA, 5.50%, 10/25/24	8,989 [c]	8,987
Government National Mortgage Association I:
4.50%	2,150,000 [e]	2,152,017
5.00%	3,275,000 [e]	3,368,134
6.50%	655,000 [e]	696,450
4.50%, 5/15/39—11/15/39	5,768,164	5,784,037
5.00%, 5/15/33—9/15/39	6,621,551	6,848,285
5.50%, 6/15/20—9/15/39	12,415,245	13,066,619
6.00%, 10/15/19—9/15/39	7,505,394	7,951,191
6.50%, 10/15/10—2/15/39	330,079	351,377
7.00%, 1/15/24—2/15/24	24,817	27,534
7.50%, 12/15/23	6,157	6,922
8.00%, 1/15/22—12/15/22	120,740	138,118
8.50%, 1/15/20—3/15/22	22,265	25,516
9.00%, 11/15/19—11/15/22	9,192	10,463
9.50%, 9/15/19—10/15/20	3,028	3,480
Ser. 2005-34, Cl. A, 3.96%, 9/16/21	127,887	128,598
Ser. 2006-6, Cl. A, 4.05%, 10/16/23	411,002	415,819
Ser. 2004-39, Cl. LC, 5.50%, 12/20/29	1,115,272	1,128,181

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Government National
Mortgage Association II:
4.50%	2,305,000 [e]	2,303,564
5.00%	3,690,000 [e]	3,793,224
5.50%	420,000 [e]	440,341
4.50%, 12/20/39	500,000	500,441
5.00%, 9/20/33—1/21/39	1,957,605	2,023,397
5.50%, 1/20/34—9/20/35	3,218,902	3,387,152
6.00%, 6/20/35—2/20/39	5,977,517	6,351,966
6.50%, 6/20/31—7/20/31	224,290	243,016
7.00%, 12/20/27—8/20/31	394,312	437,685
9.00%, 1/20/20—7/20/25	16,052	18,431
9.50%, 9/20/21—12/20/21	7,639	8,729
		80,084,879
U.S. Treasury Notes—3.9%
3.50%, 5/31/13	775,000	816,959
3.50%, 2/15/18	1,190,000	1,180,611
4.50%, 2/28/11	1,310,000 [f]	1,367,774
		3,365,344
Total Bonds and Notes
(cost $87,499,629)		87,685,308

Short-Term Investments—3.5%
U.S. Government Agencies—2.5%
Federal Home Loan Bank,
0.04%, 1/15/10	2,100,000	2,099,994
U.S. Treasury Bills—1.0%
0.06%, 4/22/10	360,000	359,924
0.07%, 1/14/10	526,000 [g]	525,997
		885,921
Total Short-Term Investments
(cost $2,985,883)		2,985,915

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Other Investment—18.9%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $16,263,000)	16,263,000 [h]	16,263,000

Total Investments (cost $106,748,512)	124.4%	106,934,223
Liabilities, Less Cash and Receivables	(24.4%)	(20,940,845)
Net Assets	100.0%	85,993,378

a Variable rate security—interest rate subject to periodic change.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, these securities had a total market value of $449,197 or .5% of net assets.
c On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage
Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator. As such, the FHFA will oversee the continuing affairs of these companies.
d Notional face amount shown.
e Purchased on a forward commitment basis.
f Security, or portion thereof, on loan. At December 31, 2009, the total market value of the fund’s securities on loan is
$120,072, and the total market value of the collateral held by the fund is $124,438, consisting of U.S. Government and agencies securities.
g Held by a broker as collateral for open financial futures positions.
h Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	97.0	Asset/Mortgage-Backed	5.0
Short-Term/
Money Market Investments	22.4		124.4

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES
December 31, 2009

		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 12/31/2009 ($)
Financial Futures Long
U.S. Treasury 10 Year Notes	28	3,232,687	March 2010	(30,430)
U.S. Treasury 30 Year Bond	6	692,250	March 2010	(26,297)
				(56,727)

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
December 31, 2009

	Face Amount
	Covered by
	Contracts ($)	Value ($)
Call Options:
10-Year USD LIBOR-BBA,
September 2012 @ 4.50	2,600,000 [a]	(113,120)
10-Year USD LIBOR-BBA,
November 2012 @ 4.76	1,305,000 [a]	(68,525)
10-Year USD LIBOR-BBA,
December 2012 @ 4.61	1,400,000 [a]	(65,430)
Put Options:
10-Year USD LIBOR-BBA,
September 2012 @ 4.50	2,600,000 [a]	(220,760)
10-Year USD LIBOR-BBA,
November 2012 @ 4.76	1,305,000 [a]	(99,722)
10-Year USD LIBOR-BBA,
December 2012 @ 4.61	1,400,000 [a]	(115,958)
(Premiums received $709,269)		(683,515)

BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
USD—US Dollar
a Non-income producing security.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $120,072)—Note 1(b):
Unaffiliated issuers	90,485,512	90,671,223
Affiliated issuers	16,263,000	16,263,000
Dividends and interest receivable		364,877
Receivable for investment securities sold		200,026
Receivable for shares of Beneficial Interest subscribed		3,600
Prepaid expenses		15,891
		107,518,617
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		36,156
Cash overdraft due to Custodian		14,428
Payable for open mortgage dollar roll transactions—Note 4		17,172,961
Payable for investment securities purchased		3,445,026
Outstanding options written, at value (premiums
received $709,269)—See Statement of Options Written		683,515
Payable for shares of Beneficial Interest redeemed		74,332
Payable for futures variation margin—Note 4		7,406
Accrued expenses		91,415
		21,525,239
Net Assets ($)		85,993,378
Composition of Net Assets ($):
Paid-in capital		90,991,963
Accumulated undistributed investment income—net		89,137
Accumulated net realized gain (loss) on investments		(5,242,460)
Accumulated net unrealized appreciation (depreciation) on
investments and options transactions [including ($56,727)
net unrealized (depreciation) on financial futures]		154,738
Net Assets ($)		85,993,378
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		5,626,769
Net Asset Value, offering and redemption price per share ($)		15.28

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

Investment Income ($):
Income:
Interest	3,400,247
Dividends;
Affiliated issuers	13,318
Income from securities lending—Note 1(b)	1,001
Total Income	3,414,566
Expenses:
Management fee—Note 3(a)	513,229
Shareholder servicing costs—Note 3(b)	113,873
Auditing fees	50,276
Legal fees	29,125
Custodian fees—Note 3(b)	24,797
Registration fees	23,066
Trustees’ fees and expenses—Note 3(c)	10,498
Prospectus and shareholders’ reports	9,664
Loan commitment fees—Note 2	286
Miscellaneous	51,872
Total Expenses	826,686
Less—reduction in management fee due to undertaking—Note 3(a)	(340,234)
Less—reduction in fees due to earnings credits—Note 1(b)	(3,787)
Net Expenses	482,665
Investment Income—Net	2,931,901
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	894,185
Net realized gain (loss) on options transactions	234,993
Net realized gain (loss) on financial futures	491,575
Net Realized Gain (Loss)	1,620,753
Net unrealized appreciation (depreciation) on investments and options transactions [including ($43,415) net unrealized
(depreciation) on financial futures and $12,112 net
unrealized appreciation on options transactions]	912,833
Net Realized and Unrealized Gain (Loss) on Investments	2,533,586
Net Increase in Net Assets Resulting from Operations	5,465,487

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
Operations ($):
Investment income—net	2,931,901	3,693,582
Net realized gain (loss) on investments	1,620,753	(101,523)
Net unrealized appreciation
(depreciation) on investments	912,833	(164,600)
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,465,487	3,427,459
Dividends to Shareholders from ($):
Investment income—net	(3,302,119)	(3,796,898)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	14,379,526	9,345,239
Dividends reinvested	2,834,687	3,247,266
Cost of shares redeemed	(13,313,471)	(21,022,107)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	3,900,742	(8,429,602)
Total Increase (Decrease) in Net Assets	6,064,110	(8,799,041)
Net Assets ($):
Beginning of Period	79,929,268	88,728,309
End of Period	85,993,378	79,929,268
Undistributed investment income—net	89,137	87,041
Capital Share Transactions (Shares):
Shares sold	953,793	624,071
Shares issued for dividends reinvested	186,961	219,235
Shares redeemed	(878,131)	(1,423,379)
Net Increase (Decrease) in Shares Outstanding	262,623	(580,073)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	14.90	14.93	14.80	14.92	15.03
Investment Operations:
Investment income—net[a]	.52	.63	.69	.65	.52
Net realized and unrealized
gain (loss) on investments	.45	(.01)	.14	(.10)	(.02)
Total from Investment Operations	.97	.62	.83	.55	.50
Distributions:
Dividends from investment income—net	(.59)	(.65)	(.70)	(.67)	(.61)
Net asset value, end of period	15.28	14.90	14.93	14.80	14.92
Total Return (%)	6.58	4.27	5.86	3.65	3.45
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.96	1.00	.95	.87	.78
Ratio of net expenses
to average net assets	.56	.59	.65	.65	.65
Ratio of net investment income
to average net assets	3.43	4.26	4.69	4.36	3.49
Portfolio Turnover Rate[b]	289.27	386.49	256.52	317.81	507.25
Net Assets, end of period ($ x 1,000)	85,993	79,929	88,728	103,284	208,876

a	Based on average shares outstanding at each month end.
b	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended December 31, 2009,
2008,2007, 2006 and 2005 were 73.05%, 114.97%, 83.72%, 56.36% and 128.23%, respectively.
See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC U.S. Mortgage Securities Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S.Treasury Bills), financial futures and options are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments

(which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type;indications as to values from dealers;and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board ofTrustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price. Investments in swap transactions are valued each business day by an independent pricing service approved by the Board of Trustees. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
Quoted Prices		Inputs	Inputs	Total
Assets ($)
Investments in Securities:
U.S. Treasury	—	4,251,265	—	4,251,265
Asset-Backed	—	2,859,968	—	2,859,968
U.S. Government
Agencies/
Mortgage—Backed	—	82,184,873	—	82,184,873
Residential Mortgage—
Backed	—	925,920	—	925,920
Commercial Mortgage—
Backed	—	449,197	—	449,197

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($) (continued)
Mutual Funds	16,263,000	—	—	16,263,000
Other Financial
Instruments††	—	—	—	—
Liabilities ($)
Other Financial
Instruments††	(56,727)	(683,515)	—	(740,242)

†	See Statement of Investments for industry classification.
††	Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2009,The Bank of NewYork Mellon earned $539 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $89,137, accumulated capital losses $5,285,708 and unrealized appreciation $197,986.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2009. If not applied, $3,292,028 of the carryover expires in fiscal 2013, $1,934,751 expires in fiscal 2014 and $58,929 expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2009 and December 31, 2008 were as follows: ordinary income $3,302,119 and $3,796,898, respectively.

During the period ended December 31, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for pay-down gains and losses on mortgage-backed securities and amortization of premiums, the fund increased accumulated undistributed investment income-net by $372,314 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2009, the fund did not borrow under the Facilities.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Manager has undertaken, until shareholders are given at least 90 days’ notice to the contrary, if the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest and commitment fees on borrowings and extraordinary expenses, but including the management fee, exceed an annual rate of .65% of the value of the fund’s average daily net assets, the fund may deduct from the payments to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The Manager had also undertaken from January 1, 2009 through July 31, 2009 that, if the aggregate expenses of the fund, exclusive of certain expenses as described above, exceed an annual rate of .50% of the value of the fund’s average daily net assets, the fund may deduct from the payments to be made to the Manager under the Agreement, or the Manager will bear, such excess expense.The reduction in management fee, pursuant to the undertakings, amounted to $340,234 during the period ended December 31, 2009.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2009, the fund was charged $43,624 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2009, the fund was charged $34,573 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2009, the fund was charged $3,787 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2009, the fund was charged $24,797 pursuant to the custody agreement.

During the period ended December 31, 2009, the fund was charged $6,681 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $44,222, custodian fees $234, chief compliance officer fees $5,011 and transfer agency per account fees $5,651, which are offset against an expense reimbursement currently in effect in the amount of $18,962.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and options transactions, during the period ended December 31, 2009, amounted to $278,078,453 and $292,168,793, respectively, of which $207,858,706 in purchases and $208,645,164 in sales were from mortgage dollar roll transactions.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments.The fund may invest in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Contracts open at December 31, 2009 are set forth in the Statement of Financial Futures.

Options: A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.The fund may purchase and write (sell) put and call options primarily to hedge against changes in security prices, or securities that the fund intends to purchase, or against fluctuations in value caused by changes in prevailing market interest rates or other market conditions.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would realize a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would incur a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would realize a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would incur a loss, if the price of the financial instrument

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

decreases between those dates. As a writer of an option, the fund may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written for the period ended December 31, 2009:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
December 31, 2008	3,200,000	44,601
Contracts written	73,188,000	1,152,237
Contracts terminated:
Contracts closed	39,992,000	304,756	258,149	46,607
Contracts expired	25,786,000	182,813	-	182,813
Total contracts terminated	65,778,000	487,569	258,149	229,420
Contracts Outstanding
December 31, 2009	10,610,000	709,269

At December 31, 2009, the cost of investments for federal income tax purposes was $106,761,991; accordingly, accumulated net unrealized appreciation on investments was $172,232, consisting of $1,697,308 gross unrealized appreciation and $1,525,076 gross unrealized depreciation.

NOTE 5—New Accounting Pronouncement:

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation tech-

niques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases,sales,issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

NOTE 6—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 25, 2010, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus BASIC U.S. Mortgage Securities Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC U.S. Mortgage Securities Fund as of December 31, 2009, including the statements of investments, financial futures and options written, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC U.S. Mortgage Securities Fund at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U. S. generally accepted accounting principles.

New York, New York
February 25, 2010

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 100% of ordinary income dividends paid during the fiscal year ended December 31, 2009 as qualifying “interest related dividends”.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on July 9, 2009, the Board considered the re-approval of the fund’s Management Agreement with Dreyfus for a one-year term ending July 31, 2010.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the re-approval of the Management Agreement, the Board considered all factors that it believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting, administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.The Board also considered Dreyfus’ brokerage policies and practices and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance for various periods and compared the fund’s performance to the performance of a group of comparable retail no-load and front-end load GNMA funds (the “Performance Group”) and to a larger universe of funds consisting of all retail and institutional GNMA funds (the “Performance Universe”), selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods except the ten-year period ended May 31, 2009, when it was above the Performance Universe median. The Board also noted that the fund’s yield performance was below the Performance Group and below or at the Performance Universe medians for eight of the ten one-year periods ended May 31, 2009. Dreyfus also provided a comparison of the fund’s total returns to the returns of its benchmark index for each of the calendar years for the prior ten years.

The Board members discussed with representatives of Dreyfus the reasons for the fund’s underperformance compared to the Performance Group and Performance Universe medians during the applicable periods, and Dreyfus’ efforts to improve performance.The Board members also received a presentation from the fund’s primary portfolio manager during which the portfolio manager discussed the fund’s investment strategy and the factors that affected the fund’s performance.

The Board members also discussed the fund’s actual and contractual management fees and total expense ratio compared to a group of comparable retail no-load and front-end load GNMA funds (the “Expense

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Group”) and a broader group of funds consisting of all retail front-end and no-load GNMA funds (the “Expense Universe”), each selected and provided by Lipper. In addition, the Board noted that Dreyfus has undertaken, until such time as they give shareholders at least 90 days notice to the contrary, if the aggregate direct expenses of the fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, but including the management fee, exceed .65% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to Dreyfus under the Management Agreement, or Dreyfus will bear, such excess expense.The Board members noted that the fund’s actual management fee and total expense ratio (after waivers) were lower than the Expense Group and Expense Universe medians (in the first and second quartile, respectively) and the fund’s contractual management fee was higher than the Expense Group median.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by the only mutual fund managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Fund”). It was noted that there were no other accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries. The Board members considered the relevance of the fee information provided for the Similar Fund managed to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also had been informed that the methodology had been reviewed by an indepen-

dent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to re-approving the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.

  The Board was concerned about the fund’s relative performance and concluded it was necessary to continue to closely monitor the per- formance of the fund and its portfolio management team.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board concluded that the fee payable by the fund to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited) *(continued)*

Lynn Martin (70)
Board Member (1994)

Principal Occupation During Past 5 Years:

- Advisor to the international accounting firm of Deloitte & Touche, LLP and Chair to its Council for the Advancement of Women from March 1993-September 2005

Other Board Memberships and Affiliations:

- AT&T Inc., a telecommunications company, Director
- Ryder System, Inc., a supply chain and transportation management company, Director
- The Proctor & Gamble Co., a consumer products company, Director
- Constellation Energy Group, Director
- Chicago Council on Global Affairs
- Coca-Cola International Advisory Council
- Deutsche Bank Advisory Council

No. of Portfolios for which Board Member Serves: 15

Philip L. Toia (76)
Board Member (1997)

Principal Occupation During Past 5 Years:

- Private Investor

No. of Portfolios for which Board Member Serves: 26

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Sander Vanocur, Emeritus Board Member
Daniel Rose, Emeritus Board Member

38

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 171 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 171 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 62 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

J. DAVID OFFICER, Vice President since January 2010.

Director of Mellon United National Bank, an affiliate of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. Prior to June 2009, Mr. Officer was Chief Operating Officer,Vice Chairman and a director of the Manager, where he had been employed since April 1998. He is 61 years old.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

The Fund 39

OFFICERS OF THE FUND (Unaudited) (continued)

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 194 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 52 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since July 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 190 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Distributor since October 1998.

The Fund 41

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $40,157 in 2008 and $40,961 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10,398 in 2008 and $5,276 in 2009. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $ 0 in 2008 and $0 in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $ 3,090 in 2008 and $3,638 in 2009. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $34 in 2008 and $24 in 2009. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2008 and $0 in 2009.

Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $12,561,320 in 2008 and $24,975,296 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable. [CLOSED-END FUNDS ONLY]

Item 6. Investments.

(a) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable. [CLOSED-END FUNDS ONLY]

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable. [CLOSED-END FUNDS ONLY]

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus BASIC U.S. Mortgage Securities Fund

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	February 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	February 19, 2010

By:	/s/ James Windels
James Windels,
Treasurer

Date:	February 19, 2010

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)